U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 10, 2010

Date of Report

(Date of Earliest Event Reported)

AMERITRANS CAPITAL CORPORATION

 (Exact name of Registrant as specified in its charter)

Delaware	333-63951	52-2102424
(State or other jurisdiction of incorporation or organiztion)	(Commission File No.)	(I.R.S. Employee I.D. Number)

50 Jericho Quadrangle, Suite 109 Jericho, NY 11753
(Address of principal executive offices (Zip Code)

(212) 355-2449

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2010, the Board of Directors (the “Board”) of Ameritrans Capital Corp. (“Ameritrans”) elected Michael Feinsod to serve as Chairman of the Board. Mr. Feinsod replaces our former chairman, Gary Granoff, who resigned from the position of Chairman concurrently with Mr .Feinsod’s appointment. Mr. Granoff will continue to serve as a Managing Director and a member of the Board of Ameritrans and Elk Associates Funding Corporation, a wholly owned subsidiary of Ameritrans. In addition to serving as Chairman of the Board, Mr. Feinsod will continue to serve as our Chief Executive Officer, President and Chief Compliance Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

AMERITRANS CAPITAL CORPORATION

By:  /s/ Michael Feinsod

Name:  Michael Feinsod

Title: Chief Executive Officer and President

Dated: November 11, 2010